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                                                                      EXHIBIT 99




I. GOVERNMENTAL HEALTH CARE RECOVERY ACTIONS

         PEOPLE OF THE STATE OF CALIFORNIA, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. BC194217, Superior Court of California, County of Los Angeles (case filed 7/14/98). People seek injunctive relief and economic reimbursement with respect to damages allegedly caused by environmental tobacco smoke (ETS).

         UNITED STATES OF AMERICA V. PHILIP MORRIS, INC., ET AL., Case No. 1:99CVO2496, USDC, District of Columbia (case filed 9/22/99). The United States of America seeks to recover the proceeds received, and to be received, by tobacco company defendants and certain affiliates for wrongful sales of tobacco products. In October 2000, the District Court dismissed the government's claims pursuant to the Medicare Secondary Payor Act and the Medical Cost Recovery Act, but denied motions to dismiss RICO claims. Trial is scheduled for September 2004. See Note 7, Contingencies, for a more detailed discussion of the case.

         COUNTY OF MCHENRY, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 00L 007949, Circuit Court, Illinois, Cook County (case filed 7/13/00). County of McHenry seeks monetary damages, civil penalties, declaratory and injunctive relief, restitution, and disgorgement of profits.

         GENERAL SICK FUND (KUPAT HOLIM CLALIT) V. PHILIP MORRIS, INC., ET AL., Case No. 1571/98, District Court, Israel, Jerusalem (case filed 9/28/98). General Sick Fund seeks monetary damages and declaratory and injunctive relief on behalf of itself and all of its members.

         REPUBLIC OF PANAMA V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. 98-17752, Civil District Court, State of Louisiana, Orleans Parish (case filed 10/20/98). The Republic of Panama seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers. Transferred to the Judicial Panel on Multidistrict Litigation in the United States District Court of the District of Columbia on 11/6/00.

         THE STATE OF SAO PAULO V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 20 00-02058, Civil District Court, Louisiana, Parish of Orleans (case filed 2/9/00). The State of Sao Paulo seeks reimbursement of the funds expanded on behalf of those injured by and addicted to defendants' tobacco products.

         COUNTY OF WAYNE V. PHILIP MORRIS INCORPORATED, ET AL., USDC, Eastern District, Michigan. County of Wayne seeks to obtain damages, remediation through tobacco education and anti-addiction programs, injunctive relief, attorneys' fees and costs.

         CITY OF ST. LOUIS, ET AL. V. AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. CV-982-09652, Circuit Court, State of Missouri, City of St. Louis (case filed 12/4/98). City of St. Louis and area hospitals seek


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         to recover past and future costs expended to provide healthcare to
         Medicaid, medically indigent, and non-paying patients suffering from tobacco-related illnesses.

         COUNTY OF ST. LOUIS, MISSOURI V. AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. 982-09705, Circuit Court, State of Missouri, City of St. Louis (case filed 12/10/98). County seeks to recover costs from providing healthcare services to Medicaid and indigent patients, as part of the State of Missouri terms as a party to the Master Settlement Agreement.

         THE CROW CREEK SIOUX TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CV 97-09-082, Tribal Court of The Crow Creek Sioux Tribe, State of South Dakota (case filed 9/26/97). Indian tribe seeks equitable and injunctive relief for damages incurred by the tribe in paying for the expenses of indigent smokers.

         ALABAMA COUSHATTA TRIBE OF TEXAS, THE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 1: 00CV-596, USDC, Texas, Eastern District (case filed 8/30/2000). The Tribe seeks to have the tobacco companies' liability to the Tribe judicially recognized and to restore to the Tribe those funds spent for smoking-attributable costs by the Tribe itself and various state and federal health services.

         REPUBLIC OF BOLIVIA V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 6949*JG99, District Court, State of Texas, Brazoria County, State of Texas (case filed 1/20/99). The Republic of Bolivia seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.

         THE STATE OF RIO DE JANERIO OF THE FEDERATED REPUBLIC OF BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET al., Case No. CV-32198, District of Angelina County, State of Texas (case filed 7/12/99). The State of Rio de Janerio of The Federated Republic of Brazil seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.


II. THIRD-PARTY PAYOR ACTIONS

         FIBREBOARD CORPORATION, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 791919-8, Superior Court of California, County of Alameda (case filed 11/10/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         CENTRAL ILLINOIS LABORERS HEALTH & WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-L516, USDC, Southern District of Illinois (case filed 5/22/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.



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         KAISER ALUMINUM & CHEMICAL CORPORATION, ET AL V. RJR NABISCO, ET AL.,
         Case No. 2000-615, Circuit Court of Mississippi, Jefferson County (case filed 12/15/00). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         OWENS-ILLINOIS, INC. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 00-0077, Circuit Court, Mississippi, Sharkey County (case filed 4/9/01). Asbestos manufacturer seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         BLUE CROSS AND BLUE SHIELD OF NEW JERSEY, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 98-3287, New York, Eastern District. Action brought on behalf of twenty-four Blue Cross/Blue Shield insurers seeking to recover health care costs attributable to smoking. Judgment has been entered on a jury verdict and award of attorneys fees in favor of one plan, Empire Blue Cross and Blue Shield. The case has been appealed to the United States Court of Appeals for the Second Circuit. On September 16, 2003, the Second Circuit rendered a decision which, among other things, certified certain legal questions concerning that appeal to the Court of Appeals of the State of New York, which agreed to review the certified questions. See Note 7, Contingencies, for a more detailed discussion of the case.


III. SLAVERY REPARATIONS

         JOHNSON, ET AL. V. AETNA , INC., ET AL., Case No. 02-2712, USDC, Louisiana, Eastern District. This class action is brought on behalf of all African American slave descendants for slavery reparations.

         BANKHEAD, ET AL. V. LLOYD'S OF LONDON, ET AL., Case No. 05 CV 6966, USDC, Southern District of New York (case filed 9/3/02). This class action is brought on behalf of all African American slave descendants for slavery reparations.

         TIMOTHY HURDLE V. FLEET BOSTON FINANCIAL, ET AL., Case No. 02-02653, USD, Northern District of California (case filed 09/10/02). This class action is brought on behalf of all African American slave descendants for slavery reparations.


IV. CLASS ACTION CASES

         JEFFERSON COUNTY, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. CV 02-6170, Circuit Court, Jefferson County, Alabama (case filed 10/10/02). This action is for injunctive relief and damages. Plaintiffs allege a class action against the tobacco defendants for their smoking related medical expenses unpaid by Medicaid.



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         BROWN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 711400,
         Superior Court of California, County of San Diego (case filed 10/1/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in California. In April 2001, the court granted in part plaintiff's motion for class certification. Summary judgment motions are currently pending. See Note 7, Contingencies, for a more detailed discussion of this case.

         SIMS, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 1:01CV01107, USDC, District of Columbia (case filed 5/23/01). Plaintiffs bring this class action to recover the purchase price paid by plaintiffs and class members while they were under age through the use of fraud, deception, misrepresentation and other activities constituting racketeering, in violation of federal law.

         ENGLE, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 94-08273 CA 20, Circuit Court, Florida, Dade County (case filed 5/5/94). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Florida. The case was certified as a class action on October 31, 1994. Trial commenced in July 1998. A judgment for compensatory and punitive damages was entered in November 2000. The judgment was reversed by the intermediate appellate court on May 21, 2003. Plaintiffs are now seeking relief from the Florida Supreme Court. See Note 7, Contingencies, for a more detailed discussion of this case.

         CLEARY, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 98 L06427, Circuit Court of the State of Illinois, Cook County (case filed 6/11/98). This personal injury class action is brought on behalf of plaintiff and all similarly situated smokers resident in Illinois.

         BRAMMER, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 4-97-CV-10461, USDC, Southern District of Iowa (case filed 6/30/97). This
         "addiction-as-injury" putative class action is brought on behalf of plaintiffs and all similarly situated allegedly addicted smokers resident in Iowa.

         YOUNG, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 2:97-CV-03851, Civil District Court, State of Louisiana, Orleans Parish (case filed 11/12/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Louisiana.

         RICHARDSON, ET AL. V. PHILIP MORRIS, ET AL., Case No.
         96145050/CL212596, Circuit Court, Baltimore City, Maryland (case filed on 5/29/96). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in Maryland.

         BROWN, CHARLENE, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 2003-0003-B, Superior Court, District of the Trial Court,


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         Massachusetts, Hampden (case filed on 01/10/03). This
         "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in Massachusetts.

         LEWIS, TARJI, ET AL. V. PHILIP MORRIS, INCORPORATED, ET AL., Case No. MICV2000-03447, Superior Court, Massachusetts, Middlesex County. This class action is brought on behalf of Massachusetts residents who began smoking under the legal age and who now wish to quit.

         WHITE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 5:97-CV-91BRS, Chancery Court of Mississippi, Jefferson County (case filed 4/24/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Mississippi.

         BADILLO, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CV-N-97-573-HDM (RAM), USDC, District of Nevada (case filed 11/4/97). This action is brought on behalf of all Nevada casino workers that allegedly have been injured by exposure to environmental tobacco smoke.

         BIRCHALL, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. A453181, 8th Judicial District Court, Nevada, Clark County (case filed 7/10/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

         ELLINGTON, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. A454215, 8th Judicial District Court, Nevada, Clark County (case filed 7/31/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

         MARTINEZ, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. A455846, 8th Judicial District Court, Nevada, Clark County (case filed 9/4/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

         RAMSDEN, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. A455989, 8th Judicial District Court, Nevada, Clark County (case filed 9/6/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

         VANDINA, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. A454216, 8th Judicial District Court, Nevada, Clark County (case filed 7/31/02).


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         This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

         VAVREK, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. A454217, 8th Judicial District Court, Nevada, Clark County (case filed 7/31/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

         AVALLONE, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. MID-L-4883-98, Superior Court of New Jersey, Middlesex County (case filed 5/5/98). This personal injury class action is brought on behalf of plaintiff and all similarly situated non-smokers allegedly injured from exposure to second hand smoke resident in New Jersey.

         COSENTINO, ET AL. V. PHILIP MORRIS, ET AL., Case No. L-5135-97, Superior Court of New Jersey, Law Division, Middlesex County (case filed 5/21/97). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in New Jersey.

         MASON, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 02-7923, USCA, Second Circuit of New York. Plaintiffs filed a Petition for Writ of Certiorari on March 8, 2004. Appeal to the Supreme Court is pending.

         SIMON, ET AL. V. PHILIP MORRIS INC, ET AL., Case No CV 99 1988, USDC, Eastern District of New York (case filed 4/9/99). This personal injury action is brought on behalf of plaintiffs seeking certification of a nationwide class under the applicable provisions of Rule 23 of the Federal Rules of Civil Procedure, on behalf of persons who have smoked defendant's cigarettes and who presently have a claim for personal injuries or damages, or wrongful death, arising from the smoking of defendants' cigarettes.

         IN RE SIMON (II) LITIGATION, Case No 00-CV-5332, USDC, Eastern District of New York (case filed 9/6/2000). This action consolidates claims of ten other individual and class action personal injury tobacco cases, and is brought on behalf of plaintiffs seeking certification of a nationwide class under the applicable provisions of Rule 23 of the Federal Rules of Civil Procedure. In September 2002, the court granted plaintiff's motion for certification of a nationwide punitive damages class. Defendants have taken an appeal of the class certification order to the United States Court of Appeals for the Second Circuit. See Note 7, Contingencies, for a more detailed discussion of this case. (Consolidated Cases: 99-CV-1988, 00-CV-2340, 00-CV-4632, 00-CV-4442,
         98-CV-1492, 99-CV-6142, 98-CV-3287, 98-CV-7658,
         98-CV-0675, 99-CV-7392)

         CREEKMORE, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Case No. 98 CV 03403, Superior Court of North Carolina, Buncombe County


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         (case filed 11/19/98). This personal injury class action is brought on behalf of plaintiffs and all similarly situated allegedly injured smokers resident in North Carolina.

         TRIVISONNO, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 459031, Court of Common Pleas, Ohio, Cuyahoga County. This personal injury class action is brought by behalf of plaintiff and all Ohio residents.

         MYERS, ET AL. V. ARTHUR A. HAYES, JR., ET AL., Case No. 00C1773, Circuit Court, Davidson County, Tennessee. This action is for injunctive relief and damages. Plaintiffs allege a class action against the tobacco defendants for their smoking related medical expenses paid by Medicaid and/or Tennessee health care providers in violation of 42 USCS 1981 et seq., 18 USCS 241, and 42 USCS 1986.

         JACKSON, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 980901634PI, 3rd Judicial Court of Utah, Salt Lake County (case filed 3/10/98). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Utah.

         MARTINEZ, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 030900239, 3rd Judicial Court of Utah, Salt Lake County (case filed 01/07/03). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Utah.

         INGLE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-C-21-S, Circuit Court, State of West Virginia, McDowell County (case filed 2/4/97). This personal injury putative class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in West Virginia.

         IN RE TOBACCO MM (6000) (BLANKENSHIP), Case No. 00-C-6000, Circuit Court, West Virginia, Ohio County. Class action seeking payments for costs of medical monitoring for current and former smokers. Liggett was severed from trial of other tobacco company defendants. Judgment upon jury verdict in favor of other tobacco company defendants was affirmed by the West Virginia Supreme Court in May 2004.

         MCCUNE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-C-204, Circuit Court, State of West Virginia, Kanawha County (case filed 1/31/97). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in West Virginia.

         PARSONS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 98-C-388, Circuit Court, State of West Virginia, Kanawha County (case filed 4/9/98). This personal injury class action is brought on behalf of plaintiff's decedent and all West Virginia residents having claims for personal injury arising from exposure to both cigarette smoke and asbestos fibers.

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         WALKER, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 2:97-0102, USDC,
         Southern District of West Virginia (case filed 2/12/97). Nationwide class certified and limited fund class action settlement preliminarily approved with respect to Liggett and Brooke Group on May 15, 1997.
         Class decertified and preliminary approval of settlement withdrawn by order of district court on August 5, 1997, which order currently is on appeal to the Fourth Circuit.


  V. INDIVIDUAL SMOKER CASES

         DUNN, ET AL. V. HOLCOMB GROCERY, ET AL., Case No. 2001-395, Circuit Court, Alabama, Walker County (case filed 6/8/01). One individual suing.

         SPRINGER V. LIGGETT GROUP INC. AND LIGGETT & MYERS, INC., Case No. LR-C-98-428, USDC, Eastern District of Arkansas (case filed 7/19/98). Two individuals suing. Liggett is the only defendant.

         ADAMS, DIXIE, ET AL . V. AMERICAN TOBACCO CO, INC., ET AL., Case No. GC 030373, Superior Court, Los Angeles County, California. Three individuals suing.

         BIRREN, D., ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. RIC 356880, Superior Court, Riverside County, California (case filed 04/03/01). Two individuals suing.

         BROWN, D., ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. BC 226245, Superior Court, Los Angeles County, California (case filed 3/9/00). One individual suing. Liggett has not been served.

         BROWN V., ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00AS02085, Superior Court, Sacramento County, California (case filed 4/18/00). Two individuals suing.

         CRAYTON V. SAFEWAY, INC., ET AL., Case No. RDC 820871-0, Superior Court, Alameda County, California (case filed 1/18/00). One individual suing.

         DONALDSON, ET AL. V. RAYBESTOS MANHATTAN, INC., ET AL., Case No.998147, Superior Court of California, County of San Francisco (case filed 9/25/98). Two individuals suing.

         FLEURY V. PHILIP MORRIS INC., ET AL., Case No. BC 261184, Superior Court of California, County of Los Angeles. One individual suing.

         KING V. PHILLIP MORRIS INCORPORATED., ET AL., Case No. 2002068646, Superior Court of California, County of Alameda (case filed 10/11/2002). One individual suing.

         JACOBS, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. KC


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         041304, Superior Court, California, Los Angeles County (case filed
         3/14/2003). Two individuals suing.

         LONG, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. CV-00-12679, USDC, Central District, California (case filed 3/2/00). Two Individuals suing.

         LAMB, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. RIC 343417, Superior Court, Riverside County, California (case filed 5/26/00). Two individuals suing.

         MCDONALD, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 2002-044907, Superior Court, Alameda County, California (case filed 3/21/02).Three individuals suing.

         MORSE V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 822825-9, Superior Court, Alameda County, California. One individual suing.

         REIN V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 807453-1, Superior Court of California, County of Alameda (case filed 5/5/99). One individual suing.

         ROBINSON, ET AL. V. RAYBESTOS-MANHATTAN, INC., ET AL., Case No. 996378, Superior Court of California, County of San Francisco (case filed 7/23/98). Two individuals suing.

         ROBINSON, ET AL. V. RAYBESTOS- MANHATTAN, ET AL., Case No. 309286, Superior Court, California, County of San Francisco (case filed 1/18/00). Three individuals suing.

         SELLERS, ET AL. V. RAYBESTOS-MANHATTAN, ET AL., Case No. 996382, Superior Court of California, County of San Francisco (case filed 7/23/98). Two individuals suing.

         SMITH, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. AS02275998, Superior Court, California, County of Santa Clara. Two individuals suing.

         SOLIMAN V. PHILIP MORRIS INCORPORATED, ET AL, Case No. 31105, Superior Court, San Francisco County, California (case filed 3/28/00). One individual suing.

         STERN, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. M37696, Superior Court of California, County of Monterey (case filed 4/28/97). Two individuals suing.

         WILLIAMS, KATHLEEN, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. C01-04164, Superior Court, California, Contra Costa County (case filed 10/16/2001). Two individuals suing.

         CHRISTENSEN, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 02136, Court of Special Appeals, District of Columbia (case filed 9/03). Two individuals suing.

         PLUMMER, BRENDA, ET AL. V. THE AMERICAN TOBACCO., Case No. 6480, Superior Court, District of Columbia. Three individuals suing.



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         ARMAND V. PHILIP MORRIS, ET AL., Case No. 97-31179-CICI, Circuit Court
         of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/9/97). Two individuals suing.

         ARNOLD, JAMES, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 04 00472, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 01/16/04). One individuals suing. -

         ATCHESON V. R. J. REYNOLDS, ET AL., Case No. 97-31148-CICU, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/29/97). One individual suing.

         BARTLEY, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11153, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/21/97). Two individuals suing.

         BLAKE, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 01-13549, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 6/7/01). Two individuals suing.

         BLAIR V. R. J. REYNOLDS, ET AL., Case No. 97-31177, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/29/97). One individual suing.

         BLANK V. PHILIP MORRIS, ET AL., Case No. 97-05443, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/10/97). Two individuals suing.

         BLUM V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 96005881, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County. One individual suing.

         BOWDELL, ET AL. V. BROWN & WILLIAMSON TOBACCO, ET AL., Case No. 02-7726-CI-11, Circuit Court for the 6th Judicial Circuit, Pinellas County (case filed 9/30/02). Two individuals suing.

         BRADLEY, ET AL. V. AMERICAN TOBACCO, ET AL., Case No. 6:02-CV-01385, USDC, Middle District, Florida. Two individuals.

         BRITAN, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 01-13451, County Court of the 11th Judicial Circuit, Florida, Miami-Dade County. One individual suing.

         BRONSTEIN, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-008769, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

         BROWN, S., ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 03-18552 CA 04, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 08/11/03). Two individuals suing.

         BUFORD, CHARLES, A., ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 02-8243-CI-8, Circuit Court of the 6th Judicial Circuit, Florida, Pinellas County (case filed 10/17/02). Two individuals suing.

         BURNS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-11175-27, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/3/98). One individual suing.

         CAGLE, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 02 10718, 13th Judicial Circuit, Florida, Hillsborough County (case filed 11/22/02). Two individuals suing.

         CALHOUN, C., ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 02-7970, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 8/27/02). Two individuals suing.

         COTTO, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-748, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 1/22/03). Two individuals suing.

         CLARK, CAROL M. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 02-16981, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County, (case filed 7/3/02). One individual suing.

         COFFEY V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 01-09335, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         COLIC, ET AL V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-10844, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         COWART V. LIGGETT GROUP INC, ET AL., Case No.98-01483CA, Circuit Court of the 11th Judicial Circuit, Florida, Duval County (case filed 3/16/98). One individual suing.

         DAVIS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-11145, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

         DAVIS, BEVERLY, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 02-48914, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 10/4/02). Jury decision on April 28, 2004 awarded compensatory damages of $540, 000 against Liggett. The Company intends on appealing.

         DAVISON, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97008776, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

         DE LA TORRE, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11161, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

         DILL V. PHILIP MORRIS, ET AL., Case No. 97-05446, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/10/97). One individual suing.

         DOUGHERTY V. PHILIP MORRIS INC., ET AL., Case No. 1999 32074 CICI, Circuit Court, Florida, Volusia County (case filed 11/17/99). One individual suing.

         DUECKER V. LIGGETT GROUP INC., Case No. 98-03093 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/5/98). One individual suing. Liggett is the only defendant.

         EASTMAN V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case No. 01-98-1348, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 3/11/98). One individual suing.

         FERLANTI, ET AL. V. LIGGETT GROUP INC., ET AL., Case No.0321697, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 12/11/03). Two individuals suing. Liggett is the only defendant.

         FLAKS, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-008750, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

         GARRETSON, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 97-32441 CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 10/22/96). One individual suing.

         GOLDBERG, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-008780, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

         GRANT, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-2673-Div. I, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         GRAY, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-21657 CA 42, Circuit Court of the 11th Judicial Circuit, Florida, Putnam County (case filed 10/15/97). Two individuals suing.

         GUARCH, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 02-3308 CA 22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 2/5/02). Two individuals suing.

         HALEN V. R.J. REYNOLDS, ET AL., Case No. CL 96005308, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 6/19/96). One individual suing.

         HARRIS, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-1151, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing.

         HARRIS, DONALD, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 02-8105, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         HART, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 9708781, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). One individual suing.

         HAYES, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 97-31007, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 6/30/97). Two individuals suing.

         HAYHURST, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 03-12302, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/14/03). Two individuals suing.

         HECKER V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-9336, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         HENIN V. PHILIP MORRIS, ET AL., Case No. 97-29320 CA 05, Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 12/26/97). One individual suing.

         HENNING. ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11159, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing.

         HITCHENS, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No.97008783, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97).

         JONES, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 02-21922 CA 22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 08/29/02). Two individuals suing.

         KATZ V. BROWN & WILLIAMSON, ET AL., Case No. 95-15307-CA-01, USDC, Southern District of Florida (case filed 8/3/95). One individual suing. Plaintiff has dismissed all defendants except Liggett.

         KALOUSTIAN V. LIGGETT GROUP INC., ET AL., Case No. 95-5498, Circuit Court for the 13th Judicial Circuit, Florida, Hillsborough County (case filed 8/28/95). Two individuals suing.

         KRUEGER, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No.
         96-1692-CIV-T-24A, USDC, Middle District of Florida (case filed 8/30/96). Two individuals suing.

         LAPPIN V. R.J. REYNOLDS, ET AL., Case No. 97-31371 CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 6/2/97). One individual suing.

         LEVINE V. R.J. REYNOLDS, ET AL., Case No. CL 95-98769 (AH), Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 7/24/96). One individual suing.

         LOBLEY V. PHILIP MORRIS, ET AL., Case No. 97-1033-CA-10-L, Circuit Court of the 18th Judicial Circuit, Florida, Seminole County (case filed 7/29/97). Two individuals suing.

         LUKACS, JOHN V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Circuit Court of the 11th Judicial Circuit Court, Florida, Miami-Dade County. One individual suing. See Note 8, Contingencies, for a more detailed discussion of this case.

         LUSTIG, ET AL. V. BROWN & WILLIAMSON TOBACCO CO., ET AL., Case No. 97 11168, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

         MAGALDI, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 02-2120 CA 11, Circuit court of the 11th Judicial Court, Florida, Miami-Dade County (case filed 8/21/02). Two individuals suing.

         MAGLIARISI, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97008895, Circuit Court of the 17 Judicial Circuit, Florida, Broward County (case filed 6/11/97). One individual suing.

         MANLEY, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-11173-27, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/3/98). Two individuals suing.

         MARTINEZ, ET AL. V. LIGGETT GROUP INC., Case No. 02-20943-CA15, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/14/02). One individual suing. Liggett is the only defendant. Trial is scheduled for August 2004.

         MCBRIDE, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 02-0585, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 6/4/02). One individual suing.

         MCDONALD, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 03-4767, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/19/03). One individual suing.

         MECKLER, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-03949-CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/10/97). One individual suing.

         MULLIN V. PHILIP MORRIS, ET AL., Case No. 95-15287 CA 15, Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 11/7/95). One individual suing.

         O'ROURKE V. LIGGETT GROUP INC., ET AL., Case No. 97-31345-CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 6/2/97). One individual suing.

         PEREZ, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No.
         96-1721-CIV-T-24B, USDC, Middle District of Florida (case filed 8/20/96). One individual suing.

         PHILLIPS V. R.J. REYNOLDS, ET AL., Case No. 97-31278, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 5/27/97). One individual suing.

         PIPOLO V. PHILIP MORRIS, ET AL., Case No. 97-05448, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/10/97). Two individuals suing.

         PULLARA, RUBY M. , ET AL. V. LIGGETT GROUP, INC. , ET AL., Case No. 01-1626-Div. C, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. Two individuals suing. Consortium claim only.

         PULLARA, ESTATE OF RUBY M., ET AL. V. LIGGETT GROUP, INC. , ET AL., Case No.03-2653- Div. F, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. Two individuals suing.

         QUINN, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-4768, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/19/03). One individual suing.

         RAUCH, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11144, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing.

         RAWLS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-01354 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 3/6/97). One individual suing.

         RODRIGUEZ V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 02-04912-CA-11, Circuit Court, Florida, Miami-Dade County. One individual suing.

         SCHULTZ V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 99019898, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 11/24/99). One individual suing.

         SCHWARTZ, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. CA 030027078, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 02/24/03). Two individuals suing. Liggett is the only defendant. Trial is scheduled for July 26, 2004.

         SHAW, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-008755, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

         SHEEHAN V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 01-9559, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         SHIRAH, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-1589-Div. C, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. Two individual suing.

         SPOTTS V. R.J. REYNOLDS, ET AL., Case No. 97-31373 CICI, Circuit Court of the 4th Judicial Circuit, Florida, Volusia County (case filed 9/16/97). One individual suing.

         STAFFORD V. BROWN & WILLIAMSON, ET AL., Case No. 97-7732-CI-019, Circuit Court of the 6th Judicial Circuit, Florida, Pinellas County (case filed 11/14/97). One individual suing.

         STEWART, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 97 2025 CA, Circuit Court of the 5th Judicial Circuit, Florida, Lake County (case filed 9/16/97). Two individuals suing.

         STRICKLAND, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 98-00764, Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 1/8/98). Two individuals suing.

         STROHMETZ V. PHILIP MORRIS, ET AL., Case No. 98-03787 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/16/98). One individual suing.

         SWANK-REICH V. BROWN & WILLIAMSON, ET AL., Case No. 97008782, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). One individual suing.

         THOMSON, BARRY, V. R.J. REYNOLDS, ET AL., Case No. 97-400-CA, Circuit Court of the 7th Judicial Circuit, Florida, Flagler County (case filed 9/2/97). One individual suing.

         THOMSON, EILEEN, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11170, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

         VENTURA V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 97-27024 CA
         (09), Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 11/26/97). One individual suing.

         WALKER V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-8482, 13th Judicial Circuit, Florida, Hillsborough County. (case filed 09/11/03). One individual suing.

         WARD V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-8480, 13th Judicial Circuit, Florida, Hillsborough County. (case filed 09/11/03). One individual suing.

         WASHINGTON, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-10575 CIDL, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 9/16/97). Two individuals suing.

         WELLS V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 02 21340 CA 30, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/22/02). One individual suing.

         WEIFFENBACH, ET UX. V. PHILIP MORRIS, ET AL., Case No.
         96-1690-CIV-T-24C, USDC, Middle District of Florida (case filed 8/30/96). Two individuals suing.

         WISCH V. LIGGETT GROUP INC., ET AL., Case No. 97-008759, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). One individual suing.

         ZARRELLA, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 0313947, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 8/12/03). Two individuals suing.

         BROWN-JONES V. THE AMERICAN TOBACCO CO., ET AL., Case No. 98-RCCV-28, Superior Court of Georgia, Richmond County (case filed 1/13/98). Two individuals suing.

         DELUCA V. LIGGETT & MYERS, ET AL., Case No. 00L13792, Circuit Court, Cook County, Illinois County (case filed 11/29/00). One individual suing.

         DENBERG, ET AL. V. AMERICAN BRANDS, INC., ET AL., Case No.97L07963, USDC, Northern District of Illinois (case filed 8/13/97) (formerly Daley). Four individuals suing.

         KOBOLD, ET AL. V. BAT INDUSTRIES, ET AL., Case No. CL-77551, District Court, State of Iowa, Polk County (case filed 9/15/98). Two individuals suing.

         MAHONEY V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. LALA5187(S), District Court, Iowa, Lee County (case filed 4/13/01). One individual suing.

         MASON V. AMERICAN BRANDS, INC., ET AL., Case No. CL7922, District Court, State of Iowa, Polk County (case filed 4/13/99). One individual suing. Trial date is scheduled for October 4, 2004.

         MITCHELL, ESTATE OF LOREN H. ET AL. V. LIGGETT & MYERS, ET AL., Case No. C03-3025, USDC, State of Iowa, Northern District (case filed 3/18/03). Seven individuals suing.

         WELCH, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. LA CV 017535, District Court, Iowa, Shelby County (case filed 1016/2000). Two individuals suing.

         WRIGHT, ET AL. V. BROOKE GROUP LIMITED, ET AL., Case No. LA CV 05867, District Court, State of Iowa, Cerro Gordo County (case filed 11/10/99). Two individuals suing.

         BADON, ET UX. V. RJR NABISCO INC., ET AL., Case No. 10-13653, USDC, Western District of Louisiana (case filed 5/24/94). Six individuals suing.

         DIMM, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 53919, 18th Judicial District Court, Parish of Iberville, Louisiana. Seven individuals suing.

         HUNTER, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002/18748m District Court, Parish of Orleans, Louisiana. (12/4/2002) Two Individuals suing.

         NEWSOM, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 105838, 16th Judicial District Court, Parish of St. Mary, Louisiana (case filed 5/17/00). Five individuals suing.

         OSER V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-9293, Civil District of the Judicial District Court, State of Louisiana, Orleans Parish (case filed 5/27/97). One individual suing.

         RACCA, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 10-14999, 38th Judicial District Court, State of Louisiana, Cameron Parish (case filed 7/16/98). Eleven individuals suing.

         REESE, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2003-12761, 22nd Judicial District Court, Louisiana, St. Tammany (case filed 6/10/03). Five individuals suing.

         BATEMAN, PERRY V. A C AND S INC., ET AL., Case No. 24-X-02-001595, Circuit Court, Maryland, Baltimore City. One individuals suing.

         BARBE, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-001362, Circuit Court, Maryland, Baltimore City (6/7/02). Two individuals suing.

         BECKER, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-99-002152, Circuit Court, Maryland, Baltimore City (case filed 10/22/99). Two individuals suing.

         BENNETT, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-000192, Circuit Court, Maryland, Baltimore City (case filed 1/25/02). Two individuals suing.

         BIEDRZYCKI, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-98-149503, Circuit Court, Maryland, Baltimore City (case filed 5/29/98). Two individuals suing.

         BISIGNANI, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-97-010510, Circuit Court, Maryland, Baltimore City (case filed 1/10/97). Two individuals suing.

         BOYD, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-00-000305,

         Circuit Court, Maryland, Baltimore City (case filed 4/21/00). Two individuals suing.

         BUTTA, GLORIA, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002559, Circuit Court, Maryland, Baltimore City (case filed 11/22/02). Four individuals suing,

         CARAVELLO, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-95-15350, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         CARNES, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X-98-028535, Circuit Court, Maryland, Baltimore City. Two individuals suing

         CASPER AL. V. A C AND S ET AL., Case No. 24-X-01-001604, Circuit Court, Maryland, Baltimore City (case filed 10/22/01). Two individuals suing

         CAVEY , ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X-98-093530, Circuit Court, Maryland, Baltimore City. Two individuals suing

         CITRANO, ET AL. V. A C AND S INC., ET AL. , Case No.24-X-02-001513, Circuit Court, Maryland, Baltimore City (case filed 6/24/02). One individual suing.

         CISSIN V. A C AND S INC., ET AL., Case No.24-X-01-000078, Circuit Court, Maryland, Baltimore City (case filed 01/17/01). One individual suing.

         CHATHAM, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-01-000780, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         CONN, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000983, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         COYNE, ET AL. V. A C AND S INC., ET AL, Case No. 24-X-99-001004, Circuit Court, Maryland, Baltimore City (case filed 5/28/99). Four individuals suing.

         CULBERTSON, ET AL. V. OWENS ILLINOIS GLASS CO.ET AL., Case No. 24-X-03-0002060, Circuit Court, Maryland, Baltimore City (case filed 2/14/03). One individual suing.

         DINGUS, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-91290503, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         DOHLER, ET UX. V. OWENS -ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000451, Circuit Court, Maryland, Baltimore City (Case filed 4/25/03). Two individuals suing. -

         DUNAJA, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000189, Circuit Court, Maryland, Baltimore City (case filed 2/10/03). Seven individuals suing.

         EICHELBERGER, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000378, Circuit Court, Maryland, Baltimore City (case filed 4/11/03). Six individuals suing.

         EIKENBERG, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-99-001782, Circuit Court, Maryland, Baltimore City (case filed 9/8/99). Two individuals suing.

         ENGLE, WILLIAM, ET UX V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002162, Circuit Court, Maryland, Baltimore City (case filed 9/27/02). Two individuals suing.

         EVERSON, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-219536, Circuit Court, Maryland, Baltimore City (case filed 8/7/98). Two individuals suing.

         FAIR, JOYCE, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-219540, Circuit Court, Maryland, Baltimore City (case filed 8/7/98). Six individuals suing.

         FAZENBAKER, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000137, Circuit Court, Maryland, Baltimore City (case filed 1/31/03). One individual suing.

         FIORENZA, ET AL. V. OWENS -ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002448, Circuit Court, Maryland, Baltimore City (case filed 11/6/02). Two individuals suing.

         FRITZ, ET UX V. A C AND S INC., ET AL, Case No. 24-X-02-000825, Circuit Court, Maryland, Baltimore City (case filed 4/5/02). Two individuals suing.

         FOX, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-96-239541, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         GERVASI, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-020506, Circuit Court, Maryland, Baltimore City (case filed 1/20/98). Two individuals suing.

         GRANT, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-00-001432, Circuit Court, Maryland, Baltimore City ( case filed 12/1/00). Two individuals suing.

         GROSE, V. A C AND S INC., ET AL., Case No. 24-X-99-002199, Circuit Court, Maryland, Baltimore City (10/29/99). One individual suing.

         HAIRSINE, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-289544, Circuit Court, Maryland, Baltimore City (case filed 10/16/98). Two individuals suing.

         HAJINICOLAS, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-000829, Circuit Court, Maryland, Baltimore City (case filed 4/5/02). Two individuals suing.

         HARPER, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-289543, Circuit Court, Maryland, Baltimore City (case filed 10/16/98). Two individuals suing.

         HARRIS, ET AL. V. OWENS ILLINOIS GLASS CO. INC., ET AL., Case No. 24-X-02-002656, Circuit Court, Maryland, Baltimore City (case filed 12/6/02). One individual suing.

         HEMPFIELD, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000055, Circuit Court, Maryland, Baltimore City (case filed 1/17/03). Two individuals suing.

         HENN, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-00-001374, Circuit Court, Maryland, Baltimore City (case filed11/22/00). Two individuals suing.

         HILL V. A C AND S INC., ET AL., Case No. 24-X-02-000957, Circuit Court, Maryland, Baltimore City (case filed 4/12/02). One individual suing.

         HILL, THELMA C., ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000143, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         HOLMES, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-90-264509, Circuit Court, Maryland, Baltimore City. One individual suing.

         HUFFMAN, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X-90-358501, Circuit Court, Maryland, Baltimore City (6/18/90). Two individuals suing

         HUNCHER, ET, AL. V. A C AND S INC., ET AL., Case No. 24-X-97-353534, Circuit Court, Maryland, Baltimore City (case filed 12/19/97). Two individuals suing.

         INGRAM, ET AL. V. B. F. GOODRICH COMPANY, ET AL., Case No. 24-X-01-002030, Circuit Court, Maryland, Baltimore City (case filed 12/10/01). Two individuals suing.

         IRELAND, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-002493, Circuit Court, Maryland, Baltimore City (11/15/02). Five individuals suing.

         JACOB, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-000931, Circuit Court, Maryland, Baltimore City (case filed 4/12/02). Four individuals suing.

         JAGODZINSKI, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-001365, Circuit Court, Maryland, Baltimore City (6/7/02). Three individuals suing.

         JAMES, ET AL. V. OWENS CORNING FIBERGLAS CORP., ET AL., Case No. 24-X-98-072526, Circuit Court, Maryland, Baltimore City ( case filed 03/13/98). Two individuals suing.

         JENNETTE, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-135533, Circuit Court, Maryland, Baltimore City (case filed 5/15/98). Four individuals suing.

         JOHNSON, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-95146511,

         Circuit Court, Maryland, Baltimore City (case filed 1/6/97). Two individuals suing.

         JONES, H, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-00-000061, Circuit Court, Maryland, Baltimore City (case filed 1/27/00). Two individuals suing.

         JONES, W, ET UX. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002649, Circuit Court, Maryland, Baltimore City (case filed 12/6/02). One individual suing.

         JORDON, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X95-055503, Circuit Court, Maryland, Baltimore City. Three individuals suing.

         LANG, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002564, Circuit Court, Maryland, Baltimore City (11/22/02). Three individuals suing.

         LEGRAND, ET UX. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000986, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         LEWIS, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-01-001906, Circuit Court, Maryland, Baltimore City (11/29/01). Two individuals suing.

         MACKENZIE, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-98-341506, Circuit Court, Maryland, Baltimore City (case filed 12/7/98).Two individuals suing.

         MARSHALL, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-89-188528, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         MASIMORE V. A C AND S INC., ET AL., Case No. 24-X-01-000578, Circuit Court, Maryland, Baltimore City (case filed 04/19/01). One individual suing.

         MCCORMACK, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X-90-358501, Circuit Court, Maryland, Baltimore City (case filed 8/1/90). Two individuals suing.

         MCCORMICK, ROSE, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000260, Circuit Court, Maryland, Baltimore City (case filed 3/7/03). Two individuals suing.

         MCCOY, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-001436, Circuit Court, Maryland, Baltimore City (case filed 6/14/02). Five individuals suing.

         MCCLUNG, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000743, Circuit Court, Maryland, Baltimore City ( case filed 6/20/03). Two individuals suing.

         MCDERMOTT, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case

         No. 24-X-97-045522, Circuit Court, Maryland, Baltimore City (case filed 9/8/00). One individual suing.

         NIELSEN, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-00-000479, Circuit Court, Maryland, Baltimore City (case filed 5/16/00). Two individuals suing.

         PARTON, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000063, Circuit Court, Maryland, Baltimore City (case filed 1/17/03). Seven individuals suing.

         PIERCE, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-98-219529, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         PIERCY, ET AL. V. OWENS- ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002314, Circuit Court, Maryland, Baltimore City (case filed 10/11/02). Two individuals suing.

         POMPA, ET AL. V. OWENS CORNING FIBERGLAS, ET AL., Case No. 24-X-98-072505, Circuit Court, Maryland, Baltimore City (case filed 3/13/98). One individual suing.

         PRESSLEY V. A C AND S INC., ET AL., Case No. 24-X-02-002682, Circuit Court. Maryland, Baltimore City (case filed 12/13/02). One individual suing.

         PRICE, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-001058, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         PUSINSKY, ET AL., V. A C AND S INC., ET AL., Case No. 24-X-99-000929, Circuit Court, Maryland, Baltimore City (case filed 5/21/99). Two individuals suing.

         RHOADES, ET UX. V. QUIGLEY COMPANY, INC., ET AL., Case No. 24-X-04-000060, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         RIDGLEY, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000124, Circuit Court, Maryland, Baltimore City (case filed 1/31/03). Two individuals suing.

         ROBERTS V. A C AND S INC., ET AL., Case No. 24-X-02-001161, Circuit Court, Maryland, Baltimore City (case filed 5/10/02). One individual suing.

         ROLLINS, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-000748, Circuit Court, Maryland, Baltimore City (case filed3/28/02). Two individuals suing.

         RUSSELL, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-98-343501, Circuit Court, Maryland, Baltimore City (case filed 12/9/98). Two individuals suing.

         RYAN, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X-97-045529, Circuit Court, Maryland, Baltimore City. One individuals suing.

         SASSLER, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X96341506, Circuit Court, Maryland, Baltimore City. Three individuals suing.

         SAVOIE, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-001666, Circuit Court, Maryland, Baltimore City (7/25/2002). Two individuals suing.

         SILBERSACK, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-97083510, Circuit Court, Maryland, Baltimore City (case filed 3/24/96). Three individuals suing.

         SMITH, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-01-000771, Circuit Court, Maryland, Baltimore City (case filed 5/25/01). Two individuals suing.

         SMITH, K., ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-000954, Circuit Court, Maryland, Baltimore City (case filed 4/12/02). Two individuals suing.

         SPERANZELLA, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-99-002733, Circuit Court, Maryland, Baltimore City (case filed 12/22/99). One individual suing.

         STUCHINSKI, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-000243, Circuit Court, Maryland, Baltimore City (case filed 1/31/02). Two individuals suing.

         STRAUSBURG, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-135539, Circuit Court, Maryland, Baltimore City (case filed 5/15/98). Four individuals suing.

         STOCKSTILL, ET AL. V. OWENS ILLINOIS GRACE COMPANY, ET AL., Case No. 24-X-03-000272, Circuit Court, Maryland, Baltimore City (case filed 3/7/03). Two individuals suing.

         THAMES, ET AL. V. A C AND S INC., ET AL., Case No. 24-X94-325506, Circuit Court, Maryland, Baltimore City (case filed 11/21/94). Two individuals suing.

         TULL, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-01-000537, Circuit Court, Maryland, Baltimore City (case filed 4/11/01). Two individuals suing.

         TURNER V. A C AND S INC., ET AL., Case No. 24-X-98-301502, Circuit Court, Maryland, Baltimore City. One individual suing.

         TWINE V. A C AND S INC., ET AL., Case No. 24-X-02-000582, Circuit Court, Maryland, Baltimore City (3/8/02). One individual suing.

         WALPOLE, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002177, Circuit Court, Maryland, Baltimore City (case filed 9/27/02). Two individuals suing.

         WALTER, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-91-310530,

         Circuit Court, Maryland, Baltimore City. Two individuals suing.

         WAUGH, ET AL. V. QUIGLEY COMPANY, INC., ET AL., Case No.
         24-X-04-000209, Circuit Court, Maryland, Baltimore City. Four individuals suing.

         WILSON, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-95146533, Circuit Court, Maryland, Baltimore City (case filed 5/26/95). Three individuals suing.

         WILLIAMS, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-99-000113, Circuit Court, Maryland, Baltimore City (case filed 1/20/99). Two individuals suing.

         WINKLER, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-98-402564, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         WITKOWSKI, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-020519, Circuit Court, Maryland, Baltimore City (case filed 1/20/98). One individual suing.

         WEST, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000970, Circuit Court, Maryland, Baltimore City. Five individuals suing.

         WRIGHT, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000162, Circuit Court, Maryland, Baltimore City (case filed 1/31/03). Two individuals suing.

         YOUNG, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X-97-139547, Circuit Court, Maryland, Baltimore City (case filed 5/19/97). Two individuals suing.

         ZNOVENA, ET AL. V. AC AND S INC., ET AL., Case No. 24-X-97240553CX1848, Circuit Court, Maryland, Baltimore City (case filed 8/24/98). Two individuals suing.

         ADAMS, ESTATE OF PHYLLIS, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 00-2636, Superior Court, Massachusetts, Middlesex County. Two individuals suing.

         CAMERON V. THE TOBACCO INSTITUTE, INC., ET AL., Case No. 98-4960, Superior Court of Massachusetts, Middlesex County (case filed 8/3/98). One individual suing.

         MONTY V. HARVARD PILGRIM HEALTH CARE, ET AL., Demand Letter. Superior Court, Massachusetts.

         NYSKO, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. Three individuals suing.

         PISCIONE V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. One individual suing.

         SATCHELL V. THE TOBACCO INSTITUTE, INC., ET AL., Demand Letter. Superior Court, Massachusetts.

         ANGELETHY, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 02-KV-0315-J, Circuit Court, Mississippi, Adams County (case filed 4/21/03). Six individuals suing.

         ANDERSON, HARVEY, L., ET AL. V. R. J. REYNOLDS, ET AL., Case No. 2002-309, Chancery Court, Mississippi, Adams County (case filed 4/25/02). Two individuals suing.

         BANKS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2000-136, Circuit Court, Mississippi, Jefferson County (case filed 12/22/2000). Six individuals suing.

         BARKER, PEARLIE, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-64, Circuit Court, Mississippi, Jefferson County (case filed 3/30/01). Three individuals suing.

         BELL, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-271, Chancery Court, Mississippi, Jefferson County (case filed 12/18/01). Six individuals suing.

         BLYTHE V. RAPID AMERICAN CORPORATION, ET AL., Case No. CI 96-0080-AS, Circuit Court, Mississippi, Jackson County (case filed 9/23/96). One individual suing.

         BROWN, GLAYSON, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-0022(1) Circuit Court, Mississippi, George County (case filed 3/30/01). 224 individuals suing.

         CHAMBLISS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-273, Circuit Court, Mississippi, George County (case filed 12/21/01). Four individuals suing.

         COCHRAN, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 2002-0366(3), Circuit Court, Mississippi, George County (case filed 12/31/02). One individual suing.

         COLENBERG, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 200-169, Circuit Court, Mississippi, Jefferson County (case filed 10/18/00). Twenty-eight individuals suing.

         COOK, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 2001-166, Chancery Court, Mississippi, Claiborne County (case filed 10/01/01). Two individuals suing.

         DOSS, ESTATE OF ED , ET AL. V. R. J. REYNOLDS, ET AL., Case No. 99-0108, Circuit Court, State of Mississippi, Jefferson County (case filed 8/17/99). Nine individuals suing. Liggett has not been served.

         FISCHER, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 02-0196, Circuit Court, Mississippi, Wilkinson County (case filed 4/29/03). Five individuals suing.

         GALES, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 2000-170, Circuit Court, Mississippi, Jefferson County (case filed 9/18/00). Seven individuals suing.

         GLASS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-338, Circuit Court, Mississippi, Jefferson County (case filed 12/20/02). Seven individuals suing.

         GOSS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No.2002-308, Chancery Court, Mississippi, Adams County (case filed 4/25/02). Three individuals suing.

         HARRIED, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-041, Chancery Court, Mississippi, Jefferson County (case filed 03/01/02). Two individuals suing.

         HARRIS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-853, Chancery Court, Mississippi, Adams County (case filed 4/21/03). Six individuals suing.

         HESS, ET AL. V. BRITISH AMERICAN TOBACCO COMPANY, ET AL., Case No. 01-0124, Circuit Court, Mississippi, Wilkerson County (case filed 11/27/01). One individual suing.

         HILL, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 2001-163, Chancery Court, Mississippi, Claiborne County (case filed 9/27/01). Two individuals suing.

         HOLMES, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-424, Chancery Court, Mississippi, Copiah County (case filed 9/11/02). Five individuals suing.

         JENNINGS, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 2000-238, Circuit Court, Mississippi, Claiborne County (case filed 11/2/00). Fourteen individuals suing.

         KELLY, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 2002-404, Circuit Court, Mississippi, Claiborne County. Seven individuals suing.

         LANE, ET AL. V. R. J. REYNOLDS, ET AL., Case No. CI 00-00239, Circuit Court, Mississippi, Forrest County (case filed 2/6/01). Six individuals suing.

         MCDOUGEL, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-040, Chancery Court, Mississippi, Jefferson County (case filed 03/01/02). Three individuals suing.

         MCGEE, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 2000-596, Circuit Court, Mississippi, Jefferson County (case filed 11/16/00). Nineteen individuals suing.

         MITCHELL, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-392, Chancery Court, Mississippi, Adams County (case filed 05/28/02). Three individuals suing.

         MURPHY, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-390, Chancery Court, Mississippi, Adams County (case filed 05/28/02). Three individuals suing.

         PILGRAM, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. G2002-2374W/4, Chancery Court, Mississippi, Hinds County (case filed 12/30/02). Eighteen individuals suing.

         SMITH, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-391, Chancery Court, Mississippi, Adams County (case filed 05/28/02). Three individuals suing.

         STARKS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-071, Chancery Court, Mississippi, Jefferson County (case filed 04/25/02). Three individuals suing.

         STEVENS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 03-KV-0055-J, Circuit Court, Mississippi, Adams County (case filed 4/30/03). One individual suing.

         WALTERS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-845, Chancery Court, Mississippi, Adams County (case filed 12/31/02). Thirteen individuals suing.

         WILSON, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-208, Chancery Court, Mississippi, Adams County (case filed 03/15/02). Four individuals suing.

         ALEXANDER, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Case No. 03-CV-202909, Circuit Court, Missouri, Jackson County (case filed 5/21/03). Nineteen individuals suing.

         BAYRO, ET AL. V. PHILIP MORRIS, INC., ET AL., Circuit Court, Missouri, Jackson County. Three individuals suing. Liggett has not yet been served with the complaint.

         DAVIS, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., Case No. 2:00-CV-26-CEJ, USDC, Missouri, Eastern District (case filed 9/25/00). Two individuals suing.

         MATTERN, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Case No. 032-09705, Circuit Court, 22nd Judicial Circuit, Missouri, St. Louis City (case filed 9/5/03) Two individuals suing. Plaintiff has dismissed all defendants except Liggett.

         ARMENDARIZ V. PHILIP MORRIS, ET AL., Case No. 999/862, District Court, Nebraska, Douglas County (case filed 11/17/00). One individual suing.

         MUMIN V. PHILIP MORRIS, ET AL., Doc. 1000 No. 46, District Court, Nebraska, Douglas County (case filed 11/27/00). One individual suing.

         GODFREY, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. A467043, 8th District Court, Nevada, Clark County (case filed 5/1/03). Two individuals.

         HOWARD, ET AL. V. PHILIP MORRIS, INC., ET AL., Superior Court, New Hampshire, Merrimack County. Two individuals suing.

         FRENCH, ET AL. V. PHILIP MORRIS, ET AL., Superior Court, New Hampshire, Merrimack County. Two individuals suing.

         HAINES, SUSAN V. LIGGETT GROUP INC., ET AL., Case No. C 6568-96B, USDC, District of New Jersey (case filed 2/2/94). One individual suing. Liggett is the only defendant. The case was settled in February 2004. The settlement will not have a material affect on Liggett's financial condition, results of operations or cash flows.

         MUELLER V. PHILIP MORRIS INCORPORATED, ET AL., Case No. L-8417-01, Superior Court, Middlesex, New Jersey (case Filed 9/5/01). One individual suing.

         ALVAREZ V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102872/02, Supreme Court of New York, New York County. Individual suing.

         BRANTLEY V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 114317/01, Supreme Court of New York, New York County. Individual suing.

         BRAND, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 29017/98, Supreme Court of New York, Kings County (case filed 12/21/98). Two individuals suing.

         CAMERON V. THE AMERICAN TOBACCO CO., ET AL., Case No. 019125/97, Supreme Court of New York, Nassau County (case filed 7/18/97). Five individuals suing.

         CAPLAN V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 103035/02, Supreme Court of New York, New York County. Individual suing.

         CRESCENZO V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102817/02, Supreme Court of New York, New York County. Individual suing.

         CRESSER, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 36009/96, Supreme Court of New York, Kings County (case filed 10/4/96). Two individuals suing.

         DAVEY V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102816/02, Supreme Court of New York, New York County. Individual suing.

         DEBOBES V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 29544/92, Supreme Court of New York, Nassau County. One Individual suing.

         DOUGHERTY, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-09768, Supreme Court of New York, Suffolk County (case filed 4/18/97). Two individuals suing.

         EVANS, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 28926/96, Supreme Court of New York, Kings County (case filed 8/23/96). Two individuals suing.

         GRECO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 15514-97, Supreme Court of New York, Queens County (case filed 7/18/97). Three individuals suing.

         GUILLOTEAU, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 46398/97, Supreme Court of New York, Kings County (case filed 11/26/97). Four individuals suing.

         HAUSRATH, ET AL. V. PHILIP MORRIS INC., ET AL, Case No. I2001-09526, Superior Court, New York, Erie County (case filed 01/24/02). Two individuals suing.

         HELLEN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 28927/96, Supreme Court of New York, Kings County (case filed 8/23/96). Two individuals suing.

         HOBART V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102869/02, Supreme Court of New York, New York County. Individual suing.

         HOCHMAN V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102860/02, Supreme Court of New York, New York County. Individual suing.

         JAMES V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 103034/02, Supreme Court of New York, New York County. Individual suing.

         KENNY, ET AL. V. PHILIP MORRIS USA, ET AL., Case No. 111486/01, Supreme Court, New York, New York County. Two individuals suing.

         KRISTICH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 96-29078, Supreme Court of New York, Suffolk County (case filed 10/12/97). Two individuals suing.

         KROCHTENGEL V. THE AMERICAN TOBACCO CO., ET AL., Case No. 24663/98, Supreme Court of New York, Kings County (case filed 7/15/98). One individual suing.

         LABRIOLA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-12855, Supreme Court of New York, Suffolk County (case filed 7/20/97). Four individuals suing.

         LEIBSTEIN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-019145, Supreme Court of New York, Nassau County (case filed 7/25/97). Six individuals suing.

         LEIDERMAN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 22691/97, Supreme Court of New York, Kings County (case filed 7/23/97). Three individuals suing.

         LEVINSON, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 13162/97, Supreme Court of New York, Kings County (case filed 4/17/97). Seven individuals suing.

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

         LITKE, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 15739/97, Supreme Court of New York, Kings County (case filed 5/1/97). Five individuals suing.

         LOMBARDO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 16765/97, Supreme Court of New York, Nassau County (case filed 6/6/97). Five individuals suing.

         LOPARDO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 027182/97, Supreme Court of New York, Nassau County (case filed 10/27/97). Six individuals suing.

         LUCCA, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 3583/97, Supreme Court of New York, Kings County (case filed 1/27/97). Two individuals suing.

         MAIO V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102867/02, Supreme Court of New York, New York County. Individual suing.

         MARIANI V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102789/02, Supreme Court of New York, New York County. Individual suing.

         MAISONET, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 17289/97, Supreme Court of New York, Kings County (case filed 5/20/97). Three individuals suing.

         MCCORMACK V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102864/02, Supreme Court of New York, New York County. Individual suing.

         MEDNICK, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 29140/1997, Supreme Court of New York, Kings County (case filed 9/19/97). Eight individuals suing.

         NOCIFORO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 96-16324, Supreme Court of New York, Suffolk County (case filed 7/12/96). One individual suing.

         OBERST V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 108428/98, Supreme Court of New York, New York County. Individual suing.

         PINTABONA V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102877/02, Supreme Court of New York, New York County. Individual suing.

         PRIEST V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102812/02, Supreme Court of New York, New York County. Individual suing.

         REITANO, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 28930/96, Supreme Court of New York, Kings County (case filed 8/22/96). One individual suing.

         RINALDI, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 48021/96, Supreme Court of New York, Kings County (case filed 12/11/96). Five individuals suing.

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

         RUBINOBITZ, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 15717/97, Supreme Court of New York, Nassau County (case filed 5/28/97). Five individuals suing.

         SENZER, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 11609/97, Supreme Court of New York, Queens County (case filed 5/13/97). Eight individuals suing.

         SHEA, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102863/02, Supreme Court of New York, New York County. Two individuals suing.

         SILVERMAN, ET AL. V. LORILLARD TOBACCO COMPANY. ET AL., Case No. 11328/99, Supreme Court of New York, Kings County (case filed 7/9/99). Five individuals suing.

         SMITH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 020525/97, Supreme Court of New York, Queens County (case filed 9/19/97). Eight individuals suing.

         SPRUNG, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 16654/97, Supreme Court of New York, Kings County (case filed 5/14/97). Ten individuals suing.

         STANDISH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 18418-97, Supreme Court of New York, Bronx County (case filed 7/28/97). Individuals suing.

         VALENTIN, ET AL. V. FORTUNE BRANDS, INC., ET AL., Case No. 019539/97, Supreme Court of New York, Queens County (case filed 9/16/97). Seven individuals suing.

         YUEN V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102861/02, Supreme Court of New York, New York County. Individual suing.

         ZIMMERMAN, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Supreme Court of New York, Queens County (case filed 1997).

         ZUZALSKI, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 001378/97, Supreme Court of New York, Queens County (case filed 4/3/97). Seven individuals suing.

         WILSON, ET AL. V. LIGGETT & MYERS, ET AL., USDC, Middle District Court, North Carolina. One individual suing.

         COTNER V. PHILIP MORRIS, INC., ET AL., Case No. CS-2000-157, District Court, Adair County, Oklahoma. One individual suing.

         TOMPKIN, ET AL. V. AMERICAN BRANDS, ET AL., Case No. 5:94 CV 1302, USDC, Northern District of Ohio (case filed 7/25/94). One individual suing. Notice of Appeal.

         BUSCEMI V. BROWN & WILLIAMSON, ET AL., Case No. 002007, Court of Common


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

         Pleas, Pennsylvania, Philadelphia County (case filed 9/21/99). Two individuals suing.

         AYALA, THE ESTATE OF, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 02-2175(VJ/PG), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Five individuals suing.

         CABRERA, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 03-207, USDC, District of Puerto Rico, Puerto Rico (case filed 10/7/03). Three individuals suing.

         CRUZ, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 02-2507(RLA), USDC, District of Puerto Rico, Puerto Rico (case filed 10/7/02). Twenty-three individuals suing.

         DE JESUS DIAZ, ET AL. V. PHILIP MORRIS INC, ET AL., Case No. 03-1900, USDC, District of Puerto Rico, Puerto Rico (case filed 8/21/03). Two Hundred Sixty-Six individuals suing.

         DE JESUS RIVERA, ET AL. V. R. J. REYNOLDS TOBACCO, ET AL., Case No. 03-1099, USDC, District of Puerto Rico, Puerto Rico (case filed 01/03/03). Twelve individuals suing.

         LINDER, ET AL. V. LIGGETT MYERS, ET AL., Case No. 02-2435, USDC, District of Puerto Rico, Puerto Rico (case filed 1/3/03). Two individuals suing.

         LOPEZ, THE ESTATE OF, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 02-2173(RLA), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Nine individuals suing.

         LOPEZ, ISABEL QUINTANA, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 03-2048, USDC, District of Puerto Rico, Puerto Rico (case filed 9/26/03). Two individuals suing.

         MARTINEZ, THE ESTATE OF, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 02-2171 (HL), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Six individuals suing.

         PANDAL, THE ESTATE OF, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 03-1642 (SEC), USDC, District of Puerto Rico, Puerto Rico (case filed 6/9/03). Five individuals suing.

         REYES, THE ESTATE OF , ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 02-2174(SEC), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Ten individuals suing.

         RODRIGUEZ-TORRES, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 03-1644 (SEC), USDC, District of Puerto Rico (case filed 6/10/03). Eight individuals suing.

         RUIZ DIAZ, ET AL., V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 03-1003 JAG, USDC, District of Puerto Rico (case filed 1/3/03). Eight individuals suing.

         VELEZ, THE ESTATE OF, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 02-2172(JAG), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Twelve individuals suing.

         VELEZ, MARIBEL ARTURET, V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 03-2049, USDC, District of Puerto Rico, Puerto Rico (case filed 9/28/03). One Individual suing.

         BROWN V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case No. 98-5447, Superior Court, Rhode Island (case filed 10/30/98). One individual suing.

         NICOLO V. PHILIP MORRIS, ET AL., Case No. 96-528 B, USDC, Rhode Island (case filed 9/24/96). One individual suing.

         TEMPLE V. PHILIP MORRIS TOBACCO CORP., ET AL. Case No. 3:00-0126, USDC, Middle District, Tennessee. One individual suing.

         ADAMS V. BROWN & WILLIAMSON, ET AL., Case No. 96-17502, District Court of the 164th Judicial District, Texas, Harris County (case filed 4/30/96). One individual suing.

         COLUNGA V. AMERICAN BRANDS, INC., ET AL., Case No. C-97-265, USDC, Texas, Southern District (case filed 4/17/97). One individual suing.

         HALE, ET AL. V. AMERICAN BRANDS, INC., ET AL., Case No. C-6568-96B, District Court of the 93rd Judicial District, Texas, Hidalgo County (case filed 1/30/97). One individual suing.

         HAMILTON, ET AL. V. BGLS, INC., ET AL., Case No. C 70609 6 D, USDC, Texas, Southern District (case filed 2/26/97). Five individuals suing.

         HODGES, ET VIR V. LIGGETT GROUP, INC., ET AL., Case No. 8000*JG99, District Court of the 239th Judicial District, Texas, Brazoria County (case filed 5/5/99). Two individuals suing.

         JACKSON, HAZEL, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. G-01-071, USDC, Texas, Southern District (case filed 2/7/2001). Five individuals suing.

         LUNA V. AMERICAN BRANDS, ET AL., Case No. 96-5654-H, USDC, Texas, Southern District (case filed 2/18/97). One individual suing.

         MCLEAN, ET AL. V. PHILIP MORRIS, ET AL., Case No. 2-96-CV-167, USDC, Texas, Eastern District (case filed 8/30/96). Three individuals suing.

         MIRELES V. AMERICAN BRANDS, INC., ET AL., Case No. 966143A, District Court of the 28th Judicial District, Texas, Nueces County (case filed 2/14/97). One individual suing.

         MISELL, ET AL. V. AMERICAN BRANDS, ET AL., Case No. 96-6287-H, District Court of the 347th Judicial District, Texas, Nueces County (case filed 1/3/97). Four individuals suing.

         RAMIREZ V. AMERICAN BRANDS, INC., ET AL., Case No. M-97-050, USDC, Texas, Southern District (case filed 12/23/96). One individual suing.

         THOMPSON, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-2981-D, District Court of the 105th Judicial District, Texas, Nueces County (case filed 12/15/97). Two individuals suing.

         BOWDEN, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 98-0068-L, USDC, Virginia, Western District (case filed 1/6/99).

         VAUGHAN V. MARK L. EARLEY, ET AL., Case No. 760 CH 99 K 00011-00, Circuit Court, Virginia, Richmond (case filed 1/8/99). One individual suing.

         BREWER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 01-C-82, Circuit Court, West Virginia, Ohio County. Two individuals suing.

         IN RE TOBACCO PI (5000), Case NO. 00-C-5000, Circuit Court, West Virginia, Ohio County. Consolidating approximately 1,050 individual smoker actions which were pending prior to 2001. Liggett has been severed from the trial of the consolidated action.

         LITTLE, W. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 01-C-235, Circuit Court, West Virginia, Ohio County (case filed 6/4/01). One individual suing.

         ROUSE, N. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 03-C-942, Circuit Court, West Virginia, Kanawha County (case filed 4/18/03). One individual suing. Liggett has not been served.

         FLOYD V. STATE OF WISCONSIN, ET AL., Case No. 99 CV 001125, Circuit Court, Wisconsin, Milwaukee County (case filed 2/10/99). One individual suing.


VI. PRICE FIXING CASES

         GRAY, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. C2000 0781, Superior Court, Pima County, Arizona (case filed 2/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Arizona.

         GREER, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 309826, Superior Court, San Francisco, California (case filed 2/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         MORSE V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 822825-9,

         Superior Court, Alameda County, California (case filed 2/14/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         MUNOZ, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 309834, Superior Court, San Francisco City and County, California (case filed 2/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         PEIRONA, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 310283, Superior Court, San Francisco City and County, California (case filed 2/28/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         TEITLER V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 823161-9, Superior Court, County of Alameda, California (case filed 2/17/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         SULLIVAN V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 823162-8, Superior Court, County of Alameda, California (case filed 2/17/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         ULAN V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 823160-0, Superior Court, County of Alameda, California. In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         SAND V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. BC225580, Superior Court, County of Los Angeles, California. In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         BELMONTE V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 825112-1, Superior Court, County of Alameda, California (case filed 4/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         BELCH V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 825115-8, Superior Court, County of Alameda, California (case filed 4/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         AGUAYO V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 826420-8, Superior Court, County of Alameda, California (case filed 5/15/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         PHILLIPS V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 826421-7, Superior Court, County of Alameda, California (case filed 5/15/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         CAMPE V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 826425-3, Superior Court, County of Alameda, California (case filed 5/15/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

         BARNES, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-0003678, Superior Court, District of Columbia (case filed 5/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the District of Columbia.

         BROWNSTEIN V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00002212, Circuit Court, Broward County, Florida (case filed 2/8/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the Florida.

         SMITH, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-CV-26, District Court, Kansas, Seward County (case filed 2/7/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Kansas. The court granted class certification in November 2001.

         TAYLOR, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. CV-00-203, Superior Court, Maine (case filed 3/27/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Maine.

         DEL SERRONE, ET AL. V. PHILIP MORRIS COMPANIES, INC., Case No. 00-004035 CZ, Circuit Court, Wayne County, Michigan (case filed 2/8/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Michigan.

         UNRUH, ET AL. V. R. J. REYNOLDS TOBACCO CO., Case No. CV00-2674, District Court, Washoe County, Nevada (case filed 6/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Nevada.

         ROMERO, ET AL. V. PHILIP MORRIS COMPANIES, INC. ET AL., Case No. D0117 CV-00000972, District Court, Rio Arriba County, New Mexico (case filed 4/10/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New Mexico. Plaintiffs' motion for class certification was granted in April 2003. The defendants have appealed the court's decision.

         NEIRMAN, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Index No. 00/102396, Supreme Court of New York, New York County, New York (case filed 3/6/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New York.

         SHAFER, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-C-1231, District Court, Morton County, North Dakota (case filed 4/18/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of North Dakota.





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